UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2001

Grow Biz International, Inc.
(Exact Name of Issuer as Specified in Charter)

Minnesota	000-22012	41-1622691
(State or Other Jurisdiction or Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4200 Dahlberg Drive, Suite 100, Golden Valley, MN 55422-4837
(Address of Principal Executive Offices)

(763) 520-8500
(Registrant's Telephone Number, Including Area Code)

ITEM 5.           Other Events

On February 20, 2001, Grow Biz International, Inc. (the "Company") announced earnings for the year ended December 30, 2000.

This transaction is further described in the Press Release, dated February 20, 2001, which is attached as Exhibit 99.1 and incorporated herein by reference.

ITEM 7.           Financial Statements and Exhibits

(c)      Exhibits

           99.1        Press Release dated February 20, 2001

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GROW BIZ INTERNATIONAL, INC.

Date: February 21, 2001	By: /s/ John L. Morgan John L. Morgan Chairman and Chief Executive Officer